UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2014
FIVE9, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-36383	94-3394123
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Bishop Ranch 8
4000 Executive Parkway, Suite 400
San Ramon, California 94583
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: (925) 201-2000
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
On December 16, 2014, Five9, Inc. (the “Company”) and City National Bank (the "Bank") entered into a third amendment (the "Third Amendment") to their Loan and Security Agreement, dated as of March 8, 2013 (the “CNB Agreement"), as amended by that certain First Amendment to Loan and Security Agreement, dated as of October 18, 2013, and that certain Consent and Second Amendment to Loan and Security Agreement, dated as of February 20, 2014. The Third Amendment amends the Company's revolving line of credit (the "Revolving Credit Facility") under the CNB Agreement to, among other things, (A) increase the revolving credit commitment from $12,500,000 to $20,000,000, (B) extend the March 2015 maturity date to December 1, 2016 and (C) reduce the interest rate on borrowings by 0.75%, such that the per annum interest rate on outstanding borrowings will be the prime rate plus 0.50%. The Third Amendment also increases the required cash deposit with the Bank by $2,000,000 to $7,500,000.
On December 16, 2014, the Company, its subsidiary, Five9 Acquisition LLC, Fifth Street Finance Corp. and Fifth Street Mezzanine Partners V, L.P. entered into a first amendment (the “First Amendment”) to their Loan and Security Agreement, dated as of February 20, 2014 (the “Fifth Street Agreement”), that increases the amount of senior debt permitted thereunder to account for the increase to the Revolving Credit Facility.
Except as noted above, the material terms of the CNB Agreement and the Fifth Street Agreement remain substantially unchanged.
The foregoing descriptions of the Third Amendment and the First Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Third Amendment and First Amendment, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.
Relationships
City National Bank, Fifth Street Finance Corp. and Fifth Street Mezzanine Partners V, L.P. are entitled to registration rights under the Company’s Eighth Amended and Restated Stockholders’ Agreement, dated as of October 28, 2013, as amended.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Report is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Third Amendment to Loan and Security Agreement, dated December 16, 2014, by and between Five9, Inc. and City National Bank.
10.2	First Amendment to Loan and Security Agreement, dated December 16, 2014, by and between Five9, Inc., Five9 Acquisition LLC, Fifth Street Finance Corp. and Fifth Street Mezzanine Partners V, L.P..

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE9, INC.

Date: December 18, 2014	By:	/s/ Barry Zwarenstein
Barry Zwarenstein
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Third Amendment to Loan and Security Agreement, dated December 16, 2014, by and between Five9, Inc. and City National Bank.
10.2	First Amendment to Loan and Security Agreement, dated December 16, 2014, by and between Five9, Inc., Five9 Acquisition LLC, Fifth Street Finance Corp. and Fifth Street Mezzanine Partners V, L.P..